Long-Term Debt	12 Months Ended
Dec. 31, 2014
Long Term Debt [Abstract]
Long Term Debt
8.	Long-Term Debt:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2014	December 31, 2013
Piraeus Bank reducing revolving credit facility	-	40,929
Piraeus Bank term facility	-	93,982
Total	-	134,911
Less - current portion	-	(134,911)
Long-term portion	-	-

A long term debt (the "Facility") of up to $255,000 had been provided by Piraeus Bank , the special successor of former Cyprus Popular Bank Public Co Ltd ("CPB"), formerly known as Marfin Popular Bank Public Co Ltd, successor by way of cross-border merger of Marfin Egnatia Bank Societe Anonyme, or Piraeus Bank, being available in two facilities as described below. The Facility was guaranteed by Seanergy, as corporate guarantor. An arrangement fee of $2,550 was paid on the draw-down date. The Company had utilized $48,000 of an available reducing revolving credit facility that was provided to partly finance the vessels described below and to provide corporate liquidity and $165,000 of an amortizing term facility to partly finance the below vessels aggregate acquisition costs.

On February 12, 2014, the Company entered into a delivery and settlement agreement with Piraeus Bank for the sale of its four remaining vessels, to a nominee of the lender, in exchange for a nominal cash consideration and full satisfaction of the underlying loan facilities. The four vessels were the dry bulk carriers Bremen Max, Hamburg Max, Davakis G. and Delos Ranger. On March 11, 2014, the Company closed on the delivery and settlement agreement with Piraeus Bank to unwind its final credit facility. The Company has sold its four remaining vessels to a nominee of the lender in full satisfaction of the underlying loan. In exchange for the sale, approximately $44,369 and $101,228 of outstanding debt and accrued interest under the Revolving Facility and the Term Facility, respectively, were discharged and the Company's guarantee was fully released.